UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934  (Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FRONTIER FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Dear Shareholder,

Your opportunity to vote on an important change to the Frontier Timpani Small Cap Growth Fund is just weeks away. It is critical that we hear from you, which is why we’re asking you to exercise your right as a shareholder by voting your proxy. If you have responded already, thank you for your time.

The proxy package you recently received invites you to vote on a proposal to approve a new advisory agreement between Frontier Funds, Inc. and Timpani Capital Management LLC.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED.  IT IS IMPORTANT THAT YOU VOTE.  PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED FOR THE PURPOSES OF QUORUM FOR THE SHAREHOLDER MEETING SCHEDULED ON AUGUST 18, 2015.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

Should you have any questions regarding the proposal, please call one of our proxy specialists toll-free at 1-800-581-3783, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time.

Once you’ve made a decision, the voting process takes only a few moments. Please review the instructions on the enclosed proxy card.

There are four easy ways to vote:

•

By phone: Call one of our proxy specialists toll-free at 1-800-581-3783, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time. You will need the control number which can be found on your proxy card.

•

Online: Log on to the website provided on your proxy card. You will need the control number found on the proxy card to log in.

•

By mail: Sign, date, and mail your proxy card in the postage-paid envelope provided in your proxy package.

•

At the shareholder meeting: You may attend the shareholder meeting and vote in person. Details are in your proxy package.

Your prompt response is greatly appreciated.

Sincerely,

William D. Forsyth III

President of Frontier Funds, Inc.

Dear Shareholder,

Your opportunity to vote on an important change to the Frontier Timpani Small Cap Growth Fund is just weeks away. It is critical that we hear from you, which is why we’re asking you to exercise your right as a shareholder by voting your proxy. If you have responded already, thank you for your time.

The proxy package you recently received invites you to vote on a proposal to approve a new advisory agreement between Frontier Funds, Inc. and Timpani Capital Management LLC.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED.  IT IS IMPORTANT THAT YOU VOTE.  PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED FOR THE PURPOSES OF QUORUM FOR THE SHAREHOLDER MEETING SCHEDULED ON AUGUST 18, 2015.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

Should you have any questions regarding the proposal, please call one of our proxy specialists toll-free at 1-800-581-3783, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time.

Once you’ve made a decision, the voting process takes only a few moments. Please review the instructions on the enclosed proxy card.

There are three easy ways to vote:

•

Online: Log on to the website provided on your proxy card. You will need the control number found on the proxy card to log in.

•

By mail: Sign, date, and mail your proxy card in the postage-paid envelope provided in your proxy package.

•

At the shareholder meeting: You may attend the shareholder meeting and vote in person. Details are in your proxy package.

Your prompt response is greatly appreciated.

Sincerely,

William D. Forsyth III

President of Frontier Funds, Inc.

Frontier Timpani Small Cap Growth Fund Level I Script (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on behalf of a current investment with Frontier Timpani Small Cap Growth Fund. I wanted to confirm that you have received the proxy material for the shareholders meeting scheduled for August 18, 2015.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone.
Your Board of Directors is recommending a vote “In Favor” of the proposal.

If “No” or negative response:

I would be happy to review the meeting agenda and record your vote by phone.
However, the Board of Directors is recommending a vote “In Favor” of the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with the Frontier Timpani Small Cap Growth Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

 For confirmation purposes:

•

Please state your full name. (Pause)

•

According to our records, you reside in (city, state, zip code). (Pause)

•

To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you.  You will receive written confirmation of this vote within 3 to 5 business days.  Upon receipt, please review and retain for your records.  If you should have any questions please call the toll free number listed on this confirmation.  Mr. /Ms. ___________, your vote is important and your time is greatly appreciated.  Thank you and have a good (morning, afternoon, evening.)